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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                               _________________

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                              September 17, 1996

                               _________________


                                 EPITOPE, INC.
              (Exact name of Registrant as specified in charter)

                                    Oregon
                (State or other jurisdiction of incorporation)

                                    1-10492
                             (Commission File No.)

                                  93-0779127
                       (IRS Employer Identification No.)

    8505 S.W. Creekside Place
        Beaverton, Oregon                           97008
(Address of principal executive offices)          (Zip Code)

              Registrant's telephone number, including area code:

                                (503) 641-6115

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Item 5.   Other Events.

          On September 17, 1996, Epitope, Inc. issued a press release regarding recent events of interest to shareholders. A copy of the press release is attached as an exhibit to this report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

          The exhibits filed herewith are listed in the exhibit index following the signature page of this report.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EPITOPE, INC.


Dated:  October 11, 1996    By:
                                  Gilbert N. Miller
                                  Executive Vice President and Chief
                                  Financial Officer
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                                 EXHIBIT INDEX


4.1 Notice to warrantholders and current form of warrant certificate for warrants issued in September 1991 offering, reflecting extension of expiration date.

4.2 Notice to warrantholders and current form of warrant certificate for warrants issued in December 1992 offering, reflecting extension of expiration date.

4.3 Notice to warrantholders and current form of warrant certificate for warrants issued in July 1993 offering, reflecting extension of expiration date.

4.4 Notice to warrantholders and current form of warrant certificate for warrants issued in August 1993 offering, reflecting extension of expiration date.

99.1      Press release of Epitope, Inc., dated September 17, 1996.
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